File Number 2-28097
Amendment to the Prospectus
By Supplement
Pursuant to Rule 497(e)

SUPPLEMENT TO THE ENTERPRISE ACCUMULATION
TRUST PROSPECTUS DATED JANUARY 14, 2002.

This information reflects a change to
the Prospectus.


In the section entitled, "The Portfolio
Managers," for the International Growth
Portfolio, replace the paragraph under
"Portfolio Managers" with the following:

Rajiv Jain, First Vice President of
Vontobel since 2000, is responsible for
the day-to-day management of the Portfolio.
Mr. Jain joined Vontobel in 1994 as and
Analyst and Associate Manager of Vontobel's global equity portfolios. In 1997 he became responsible for Vontobel's emerging markets equity product and in 1998 he was appointed
Vice President.  He has over 11 years'
experience in the investment industry.

In the section entitled, "The Portfolio
Managers," for the High-Yield Bond Portfolio, replace the paragraph under "Portfolio Managers" with the following:

James Caywood, Managing Director and Chief
Investment Officer, and Tom Saake, Portfolio
Manager, are responsible for day-to-day management of the Portfolio. Mr. Caywood has more than 30 years' investment industry experience. He joined
Caywood-Scholl in 1986 as Managing Director and
Chief Investment Officer and has held those positions since 1986. Tom Saake has served as a Portfolio Manager with Caywood-Scholl since 1990.
He has over 12 years' experience.



February 11, 2002